Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact: Amber Wallace Executive Vice President, Chief Retail/Marketing Officer 330-720-6441 awallace@farmersbankgroup.com	William C. Marsh Chairman of the Board, President and Chief Executive Officer 844-767-2311 investor.relations@farmersnb.com

Farmers National Banc Corp. and

Emclaire Financial Corp.

Announce Election Deadline of July 19, 2022

CANFIELD, OHIO, June 27, 2022 – Farmers National Banc Corp. (“Farmers”) (NASDAQ: FMNB), the holding company for The Farmers National Bank of Canfield (“Farmers Bank”), and Emclaire Financial Corp. (“Emclaire”) (NASDAQ: EMCF), the holding company for The Farmers National Bank of Emlenton (“Emlenton Bank”), jointly announced today an election deadline of 5:00 p.m., Eastern Standard Time, July 19, 2022 (the “Election Deadline”) for shareholders of Emclaire to elect the form of consideration they wish to receive for their shares of Emclaire common stock in connection with the proposed merger (the “Merger”) of Emclaire with and into FMNB Merger Subsidiary V, LLC, a newly-formed, wholly-owned subsidiary of Farmers (“Merger Sub”), pursuant to the Agreement and Plan of Merger, dated as of March 23, 2022, by and among Farmers, Merger Sub and Emclaire (the “Merger Agreement”). The Election Deadline may be extended, in which case Farmers and Emclaire will issue a press release announcing the new election deadline.

As previously announced, shareholders of Emclaire can elect to receive, for each Emclaire common share held, either cash or Farmers common shares in connection with the proposed Merger, although such elections are subject to proration, adjustment and certain limitations as set forth in the Merger Agreement, which are described in the Proxy Statement/Prospectus dated June 8, 2022, relating to the proposed Merger. Shareholders of Emclaire are reminded that if they wish to make an election, they must complete, sign and return a Letter of Transmittal and Election Form to Computershare Trust Company, N.A., as exchange agent, by the Election Deadline. Shareholders of Emclaire who hold their common shares through a broker, dealer, commercial bank, trust company or other fiduciary, may have an earlier election deadline and should carefully review any instructions received from their broker, dealer, commercial bank, trust company or other fiduciary. The documents necessary for shareholders of Emclaire to make an election for their Merger consideration were mailed beginning June 21, 2022.

Shareholders of Emclaire with questions regarding the election procedures, who want up to date information on the Election Deadline, or who wish to obtain copies of the election materials, may contact Georgeson LLC, the Information Agent, at 866-295-8105.

A special meeting of the shareholders of Emclaire is being held on July 20, 2022 for purposes of considering and voting on a proposal to approve the Merger Agreement. Shareholders of Emclaire with questions regarding the special meeting may contact Alliance Advisors, Emclaire’s proxy solicitor, by calling 833-757-0767, or by email to emcf@allianceadvisors.com.

The proposed Merger remains subject to the approval by the shareholders of Emclaire at Emclaire’s special meeting of shareholders and the satisfaction or waiver of the remaining closing conditions set forth in the Merger Agreement.

ABOUT FARMERS NATIONAL BANC CORP.

Founded in 1887, Farmers National Banc Corp. is a diversified financial services company headquartered in Canfield, Ohio, with $4.2 billion in banking assets. Farmers National Banc Corp.’s wholly-owned subsidiaries are comprised of The Farmers National Bank of Canfield, a full-service national bank engaged in commercial and retail banking with 46 locations in Mahoning, Trumbull, Columbiana, Stark, Summit, Portage, Wayne, Medina, Geauga and Cuyahoga counties in Ohio and Beaver County in Pennsylvania; Farmers Trust Company, which operates five trust offices and offers services in the same geographic markets and Farmers National Insurance, LLC. Total wealth management assets under care at March 31, 2022 were $3.1 billion.

ABOUT EMCLAIRE FINANCIAL CORP.

Emclaire Financial Corp. is the parent company of the Farmers National Bank of Emlenton, an independent, nationally chartered, FDIC-insured community commercial bank headquartered in Emlenton, Pennsylvania, operating 19 full service offices in Venango, Allegheny, Butler, Clarion, Clearfield, Crawford, Elk, Jefferson and Mercer Counties, Pennsylvania. The Corporation’s common stock is quoted on and traded through NASDAQ under the symbol “EMCF”. For more information visit the Corporation’s web site at www.emclairefinancial.com.

FORWARD LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not historical facts, but rather statements based on Farmers’ and Emclaire’s current expectations regarding its business strategies and its intended results and future performance. Forward-looking statements are preceded by terms such as “expects,” “believes,” “anticipates,” “intends” and similar expressions, as well as any statements related to future expectations of performance or conditional verbs, such as “will,” “would,” “should,” “could” or “may.”

Forward-looking statements are not a guarantee of future performance and actual future results could differ materially from those contained in forward-looking information. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of Farmers’ and Emclaire’s control. Numerous uncertainties, risks, and changes could cause or contribute to Farmers’ or Emclaire’s actual results, performance, and achievements to be materially different from those expressed or implied by the forward-looking statements. Factors that may cause or contribute to these differences include, without limitation, the possibility that the closing of the proposed transaction is delayed or does not occur at all because required regulatory approvals, shareholder approval or other conditions to the transaction are not obtained or satisfied on a timely basis or at all; the possibility that the anticipated benefits of the transaction are not realized when expected or at all; Farmers’ and Emclaire’s failure to integrate Emclaire and Emlenton Bank with Farmers and Farmers Bank in accordance with expectations; deviations from performance expectations related to Emclaire and Emlenton Bank; diversion of management’s attention on the proposed transaction; general economic conditions in markets where Farmers and Emclaire conduct business, which could materially impact credit quality trends; effects of the COVID-19 pandemic on the local, national, and international economy, Farmers’ or Emclaire’s organization and employees, and Farmers’ and Emclaire’s customers and suppliers and their business operations and financial condition; disruptions in the mortgage and lending markets and significant or unexpected fluctuations in interest rates related to COVID-19 and governmental responses, including financial stimulus packages; general business conditions in the banking industry; the regulatory environment; general fluctuations in interest rates; demand for loans in the market areas where Farmers and Emclaire conduct business; rapidly changing technology and evolving banking industry standards; competitive factors, including increased competition with regional and national financial institutions; and new service and product offerings by competitors and price pressures; and other factors disclosed periodically in Farmers’ and Emclaire’s filings with the Securities and Exchange Commission (the “SEC”).

Because of the risks and uncertainties inherent in forward-looking statements, readers are cautioned not to place undue reliance on them, whether included in this release or made elsewhere from time to time by Farmers, Emclaire or on Farmers’ or Emclaire’s behalf, respectively. Forward-looking statements speak only as of the date made, and neither Farmers nor Emclaire assumes any duty and does not undertake to update forward-looking statements.

Farmers and Emclaire provide further detail regarding these risks and uncertainties in their respective latest Annual Reports on Form 10-K, including in the risk factors section of Farmers’ latest Annual Report on Form 10-K, as well as in subsequent SEC filings, available on the SEC’s website at www.sec.gov.

IMPORTANT ADDITIONAL INFORMATION.

In connection with the proposed Merger, Farmers has filed with the SEC a Registration Statement on Form S-4 that includes a proxy statement of Emclaire and a prospectus of Farmers, as well as other relevant documents concerning the proposed transaction. The proxy statement/prospectus included in the Registration Statement on Form S-4 should not be read alone, but should be read in conjunction with the other information regarding Farmers, Emclaire and the proposed Merger that is contained in, or incorporated by reference into, the Registration Statement on Form S-4. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale is unlawful before registration or qualification of the securities under the securities laws of the jurisdiction. No offer of securities shall be made except by means of a prospectus satisfying the requirements of Section 10 of the Securities Act.

SHAREHOLDERS OF EMCLAIRE AND OTHER INVESTORS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT/PROSPECTUS INCLUDED IN THE EFFECTIVE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS EITHER FARMERS OR EMCLAIRE HAS FILED OR MAY FILE WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER, OR WHICH ARE INCORPORATED BY REFERENCE IN THE PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FARMERS, EMCLAIRE, AND THE PROPOSED MERGER. Investors and security holders may obtain free copies of the Registration Statement on Form S-4 and other documents filed with the SEC by Farmers or Emclaire through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Farmers are available free of charge by accessing the “Investor Relations” section of Farmers’ website at www.farmersbankgroup.com or, alternatively, by directing a request to Farmers Investor Relations, Farmers National Banc Corp., 20 South Broad Street, Canfield, Ohio 44406, (330) 533-3341. Copies of the documents filed or to be filed with the SEC by Emclaire may be obtained without charge from Emclaire by written request to Emclaire Financial Corp., 612 Main Street, Emlenton, Pennsylvania 16373, Attention: Jennifer A. Poulsen, Secretary.

The respective directors and executive officers of Farmers and Emclaire and other persons may be deemed to be participants in the solicitation of proxies from Emclaire shareholders with respect to the proposed Merger. Information regarding the directors of Farmers is available in its proxy statement filed with the SEC on March 17, 2022 in connection with its 2022 Annual Meeting of Shareholders and information regarding the executive officers of Farmers is available in its Form 10-K filed with the SEC on March 9, 2022. Information regarding the directors and executive officers of Emclaire is available in its Form 10-K filed with the SEC on March 16, 2022 and other documents filed by Emclaire with the SEC. Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement/prospectus included in the Registration Statement on Form S-4 and other relevant materials filed with the SEC.